SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) – May 10, 2012

THE BANK OF NEW YORK

MELLON CORPORATION

(Exact name of registrant as specified in charter)

Delaware	000-52710	13-2614959
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

One Wall Street New York, New York		10286
(Address of principal executive offices)		(Zip code)

Registrant’s telephone number, including area code – (212) 495-1784

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01.	OTHER EVENTS.

On May 10, 2012, The Bank of New York Mellon Corporation (the “Company”) entered into a Securities Purchase and Registration Rights Agreement (the “Agreement”) with Credit Suisse Securities (USA) LLC, Deutsche Bank Securities Inc. and J.P. Morgan Securities LLC (collectively, the “selling securityholders”), in connection with the purchase by the selling securityholders of $500,100,000 aggregate principal amount of the Company’s Senior Notes due 2017 (the “Notes”).

Under the Agreement, the selling securityholders have agreed to purchase the Notes from the Company on or about May 21, 2012 and to pay for the Notes by delivering $500,100,000 aggregate principal amount of the Company’s Remarketable 6.044% Junior Subordinated Notes due 2043 that the selling securityholders have agreed to purchase from Mellon Capital IV in a remarketing transaction. The Agreement provides that the selling securityholders may, by written notice to the Company, offer the Notes to the public in a secondary public offering. Each of the selling securityholders delivered a public offer notice to the Company on May 10, 2012.

The Agreement contains certain representations, warranties and agreements of the Company, conditions to closing, indemnification rights and obligations of the parties, and termination provisions. Under the terms of the Agreement, the Company agreed to indemnify the selling securityholders against certain specified types of liabilities, including liabilities under the Securities Act of 1933, as amended, to contribute to payments the selling securityholders may be required to make in respect of these liabilities and to reimburse the selling securityholders for certain expenses. In the ordinary course of business the selling securityholders or their respective affiliates have engaged and may in the future engage in various general financing and banking transactions with the Company and its affiliates from time to time for which they have received or will receive customary fees and expenses.

The above summary of the Agreement does not purport to be complete and is qualified in its entirety by the Agreement, a copy of which is attached to this Current Report on Form 8-K as Exhibit 99.1 and incorporated by reference herein. This Current Report on Form 8-K is being filed for the purpose of filing Exhibit 99.1 as an exhibit to the Company’s registration statement on Form S-3 (File No. 333-167832) (the “Registration Statement”) and such exhibit is hereby incorporated by reference into the Registration Statement.

A copy of the opinion of Arlie R. Nogay relating to the legality of the issuance and sale of the Notes is attached to this Current Report on Form 8-K as Exhibit 5.1. Exhibits 5.1 and 23.1 of this Current Report on Form 8-K are hereby incorporated by reference into the Registration Statement.

ITEM 9.01.	FINANCIAL STATEMENTS AND EXHIBITS.

(d)	EXHIBITS.

Exhibit Number	Description

5.1	Opinion of Arlie R. Nogay.

23.1	Consent of Arlie R. Nogay (included in Exhibit 5.1).

99.1	Securities Purchase and Registration Rights Agreement, dated May 10, 2012, among the Company and the selling securityholders.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

The Bank of New York Mellon Corporation (Registrant)

Date: May 16, 2012	By:	/s/ Arlie R. Nogay
	Name:	Arlie R. Nogay
	Title:	Assistant Secretary

EXHIBIT INDEX

Number	Description	Method of Filing

5.1	Opinion of Arlie R. Nogay.	Filed herewith

23.1	Consent of Arlie R. Nogay.	Included in Exhibit 5.1

99.1	Securities Purchase and Registration Rights Agreement, dated May 10, 2012, among the Company and the selling securityholders.	Filed herewith